                                                Annual Report, August 31, 2001
[LOGO] THE RUSHMORE FUND                               THE RUSHMORE FUND, INC.
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                                                             September 20, 2001
                                4922 Fairmont Avenue, Bethesda, Maryland 20814

Dear Shareholder:
                                               (800) 343-3355   (301) 657-1500

  At a time when our great nation comes to grips with the recent tragic terrorist events, we hope this shareholder letter finds you and your loved ones safe and poised to stand united as we begin to rebuild our cities, our companies, our economy, our confidence and our spirit. We hope the Rushmore U.S. Government Bond Portfolio (the "Fund") provides you investment comfort as we all deal with the tough issues that lie ahead.
  The past year has been characterized by the Federal Reserve Board's (the "Fed") aggressive monetary policy geared towards jump starting a lethargic U.S. economy. Since January 2001, the Fed has trimmed its benchmark interest rate eight times from 6.5% to 3.0%, a seven-year low. The U.S. equities market and economy have all but ignored the Fed's concentrated efforts as signs of economic slowdown continued to proliferate. Unemployment rose to 4.9% due primarily to large drops in the manufacturing, transportation and utilities sectors. Additionally, domestic GDP, a lagging indicator, grew at an anemic 0.2% in the second quarter of this year, the slowest growth rate in eight years. The main source of growth for the quarter was consumer spending which has shown signs of weakening as well as fueling the debate over whether or not we will record an official recession this year. A recession is widely defined as two back-to-back quarters of negative GDP growth.
  The Fed should continue to remain diligent with its monetary policy and may introduce some form of fiscal stimulus to further aide its efforts to right the ship. As uncertainty and turmoil continue to rule the equity markets and the quasi budget surplus continues to erode, interest rates should remain flat to down and the steep yield curve should provide attractive investment opportunities for bond investors.

Rushmore U.S. Government Bond Portfolio

  The U.S. Government Bond Portfolio invests primarily in ten- and 30-year Treasury issues. Our objective is to provide high current income as well as maintain safety of principal. For the fiscal year ended August 31, 2001, the total return of the portfolio was 10.46%. During the same period, the Lehman Brothers Long Treasury Bond Index total return was 11.77% and the Lehman Brothers Intermediate Government Index returned 11.48%. As of August 31, 2001, the average maturity of the portfolio was 17.2 years.

                         Average Annual Total Returns


                            Rushmore U.S.  Lehman Brothers    Lehman Brothers
                             Government      Intermediate      Long Treasury
                             Bond Fund     Government Index     Bond Index
                            -------------  ----------------   ---------------
   8/31/91                    $10,000          $10,000            $10,000
   8/31/92                    $11,397          $11,282            $11,604
   8/31/93                    $13,781          $12,261            $14,157
   8/31/94                    $12,363          $12,159            $13,252
   8/31/95                    $14,384          $13,245            $15,499
   8/31/96                    $14,443          $13,835            $15,725
   8/31/97                    $16,168          $14,937            $17,807
   8/31/98                    $19,296          $16,322            $21,518
   8/31/99                    $18,234          $16,690            $20,442
   8/31/00                    $20,207          $16,755            $22,861
   8/31/01                    $22,321          $18,679            $25,552


 TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions. The indices are unmanaged and unlike the Fund have no management fees or operating cost that reduce reported returns. The Lehman Brothers Intermediate Government Index is a market value weighted index of U.S. Government fixed-rate debt issues with maturities between five and ten years. The Lehman Brothers Long Treasury Bond Index is a market value weighted index of U.S. Government fixed-rate debt issues with maturities between fifteen and thirty years. The graph assumes a hypothetical investment of $10,000 initial investment in the Fund and reflects all Fund expenses and reinvestment of distributions.

  We will continue our conservative investment philosophy and thank you for your investment and support of The Rushmore Fund, Inc. To receive a free prospectus and to discuss issues related to your particular account, contact a shareholder services representative at 1.800.622.1386. Please read the prospectus before you invest.

Sincerely,
                             /s/ David H. Ellison
David H. Ellison
President

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                                                       THE RUSHMORE FUND, INC.
                                                U.S. Government Bond Portfolio
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STATEMENT OF NET ASSETS
August 31, 2001

                                                           Face    Value (Note
                                                          Amount       1)
                                                        ---------- -----------
U.S. TREASURY OBLIGATIONS: 85.2%
 U.S. Treasury Notes, 5.625%, 4/15/08.................. $  900,000 $   947,110
 U.S. Treasury Notes, 4.75%, 11/15/08..................  1,500,000   1,498,828
 U.S. Treasury Bonds, 7.625%, 2/15/25..................  3,300,000   4,228,382
 U.S. Treasury Bonds, 6.875%, 8/15/25..................  4,000,000   4,735,624
                                                                   -----------
 Total U.S. Treasury Obligations (Cost $10,394,893)....             11,409,944
                                                                   -----------
REPURCHASE AGREEMENT: 14.5%
 With Fuji Securities Inc. dated 8/31/01 at 3.6% to be
  repurchased at $1,934,353 on 9/04/01, collateralized
  by $1,975,329 in U.S. Treasury Bill, due 11/23/01
  (Cost $1,933,580)....................................              1,933,580
                                                                   -----------
Total Investments: 99.7% (Cost $12,328,473)............             13,343,524
Other Assets less Liabilities: 0.3%....................                 46,570
                                                                   -----------
Net Assets: 100.0%.....................................            $13,390,094
                                                                   ===========
Net Asset Value Per Share (Based on 1,187,168 Shares
 Outstanding)..........................................                 $11.28
                                                                   ===========
Net Assets Consist of:
 Paid-in Capital.......................................            $12,630,328
 Accumulated Net Realized Loss on Investments..........               (255,285)
 Net Unrealized Appreciation of Investments............              1,015,051
                                                                   -----------
 Net Assets............................................            $13,390,094
                                                                   ===========

Income Tax Information:
At August 31, 2001, the cost of the investment securities for Federal income tax purposes was $12,328,473. Net unrealized appreciation was $1,015,051 of which $1,025,845 related to appreciated investment securities and $10,794 related to depreciated investment securities.

At August 31, 2001, the Fund had capital loss carry forwards of $85,135, $167,754 and $2,396 which expire on August 31, 2005, 2008 and 2009, respectively.

Other Information:
For the year ended August 31, 2001, there were no purchases of securities, excluding short-term securities, and sales (including maturities) of securities were $98,844.

                      See Notes to Financial Statements.

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                                                       THE RUSHMORE FUND, INC.
                                                U.S. Government Bond Portfolio
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STATEMENT OF OPERATIONS
For the Year Ended August 31, 2001

Interest Income (Note 1)............................................ $  683,596
                                                                     ----------
Expenses
 Investment Advisory Fee (Note 2)...................................     61,106
 Administrative Fee (Note 2)........................................     36,669
                                                                     ----------
  Total Expenses....................................................     97,775
                                                                     ----------
Net Investment Income...............................................    585,821
                                                                     ----------
Net Realized Loss on Investment Transactions........................     (2,396)
Change in Net Unrealized Appreciation of Investments................    637,929
                                                                     ----------
Net Gain on Investments.............................................    635,533
                                                                     ----------
Net Increase in Net Assets Resulting from Operations................ $1,221,354
                                                                     ==========

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended August 31,

                                                         2001          2000
                                                      -----------  ------------
Increase in Net Assets
Operations
 Net Investment Income............................... $   585,821  $    602,642
 Net Realized Loss on Investment Transactions........      (2,396)     (167,754)
 Change in Net Unrealized Appreciation/Depreciation
  of Investments.....................................     637,929       711,405
                                                      -----------  ------------
  Net Increase in Net Assets Resulting from
   Operations........................................   1,221,354     1,146,293
                                                      -----------  ------------
Distributions to Shareholders
 From Net Investment Income..........................    (585,821)     (602,642)
                                                      -----------  ------------
Share Transactions
 Net Proceeds from Sales of Shares...................   8,540,482    10,651,038
 Reinvestment of Distributions.......................     543,970       549,700
 Cost of Shares Redeemed.............................  (8,118,921)  (12,792,513)
                                                      -----------  ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Share Transactions...........................     965,531    (1,591,775)
                                                      -----------  ------------
  Total Increase (Decrease) in Net Assets............   1,601,064    (1,048,124)
Net Assets--Beginning of Year........................  11,789,030    12,837,154
                                                      -----------  ------------
Net Assets--End of Year.............................. $13,390,094  $ 11,789,030
                                                      ===========  ============
Shares
 Sold................................................     783,869     1,043,790
 Issued in Reinvestment of Distributions.............      49,668        53,658
 Redeemed............................................    (747,247)   (1,258,527)
                                                      -----------  ------------
  Net Increase (Decrease) in Shares..................      86,290      (161,079)
                                                      ===========  ============

                       See Notes to Financial Statements.

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                                                       THE RUSHMORE FUND, INC.
                                                U.S. Government Bond Portfolio
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FINANCIAL HIGHLIGHTS

                                       For the Years Ended August 31,
                                   -------------------------------------------
                                    2001     2000     1999     1998     1997
                                   -------  -------  -------  -------  -------
Per Share Operating Performance:
 Net Asset Value--Beginning of
  Year............................ $ 10.71  $ 10.17  $ 11.27  $  9.92  $  9.39
                                   -------  -------  -------  -------  -------
 Income from Investment
  Operations:
  Net Investment Income...........    0.52     0.52     0.50     0.53     0.55
  Net Realized and Unrealized Gain
   (Loss) on Investments..........    0.57     0.54    (1.10)    1.35     0.55
                                   -------  -------  -------  -------  -------
   Total from Investment
    Operations....................    1.09     1.06    (0.60)    1.88     1.10
                                   -------  -------  -------  -------  -------
 Distributions to Shareholders:
  From Net Investment Income......   (0.52)   (0.52)   (0.50)   (0.53)   (0.55)
  From Net Realized Gain..........     --       --       --       --     (0.02)
                                   -------  -------  -------  -------  -------
   Total Distributions............   (0.52)   (0.52)   (0.50)   (0.53)   (0.57)
                                   -------  -------  -------  -------  -------
 Net Increase (Decrease) in Net
  Asset Value.....................    0.57     0.54    (1.10)    1.35     0.53
                                   -------  -------  -------  -------  -------
 Net Asset Value--End of Year..... $ 11.28  $ 10.71  $ 10.17  $ 11.27  $  9.92
                                   =======  =======  =======  =======  =======
Total Investment Return...........  10.46%   10.82%  (5.51)%   19.35%   11.94%
Ratios to Average Net Assets:
 Expenses.........................   0.80%    0.80%    0.80%    0.80%    0.80%
 Net Investment Income............   4.79%    5.12%    4.57%    4.98%    5.60%
Supplementary Data:
 Portfolio Turnover Rate..........     --        9%      46%      49%      19%
 Net Assets at End of Year (in
  thousands)...................... $13,390  $11,789  $12,837  $27,260  $15,212
 Number of Shares Outstanding at
  End of Year (in thousands)......   1,187    1,101    1,262    2,419    1,534

                       See Notes to Financial Statements.

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                                                       THE RUSHMORE FUND, INC.
                                                U.S. Government Bond Portfolio
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NOTES TO FINANCIAL STATEMENTS
August 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

 The Rushmore Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of one portfolio, the U.S. Government Bond Portfolio. On August 31, 2001, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with accounting principals generally accepted within the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

  (a) Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

  (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gain and loss from security transactions are computed on an identified cost basis.

  (c) Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Investment advisory and management services are provided by Money Management Associates (the "Adviser"), a subsidiary of Friedman, Billings, Ramsey Group, Inc. Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.50% of the Fund's average daily net assets. Certain officers and directors of the Fund are affiliated with the Adviser.

 FBR National Bank & Trust (formerly Rushmore Trust and Savings, FSB), a subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services, FBR National Bank & Trust receives an annual fee of 0.30% of the average daily net assets of the Fund. The Fund has an agreement with FBR National Bank & Trust to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at August 31, 2001.

3. SUBSEQUENT EVENT

 On July 26, 2001, the Fund's Board of Directors approved FBR Investment Services, Inc. (Potomac Tower, 1001 Nineteenth Street North, Arlington, VA 22209) as distributor for the Fund effective September 4, 2001.

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

                                                       THE RUSHMORE FUND, INC.
                                                U.S. Government Bond Portfolio
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INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
of The Rushmore Fund, Inc.:

We have audited the accompanying statement of net assets of the U.S. Government Bond Portfolio of The Rushmore Fund, Inc. as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Bond Portfolio of The Rushmore Fund, Inc. as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Tri-State
September 14, 2001

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                  [THE RUSHMORE FUND, INC. LOGO APPEARS HERE]



                            The Rushmore Fund, Inc.





                                 Annual Report

                                August 31, 2001